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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 26, 2000

                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-22885                 56-1995728
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)             Identification No.)

             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (336) 222-9707

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ITEM 5.   OTHER EVENTS.

     TriPath Imaging, Inc. announced that it has signed a Securities Purchase Agreement (the "Agreement") with Roche pursuant to which a wholly owned subsidiary of Roche will purchase TriPath common stock. Filed herewith as
Exhibit 99.1 is a copy of a press release that was issued October 2, 2000 describing the Agreement. Filed herewith as Exhibit 99.2 is a copy of the Agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)     EXHIBITS.

   99.1   Press release issued by the registrant on October 2, 2000.

   99.2 Securities Purchase Agreement, dated September 26, 2000, by and among TriPath Imaging, Inc., Roche International Ltd. and Certain Stockholders of TriPath.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2000             TRIPATH IMAGING, INC.


                                   By: /s/ Paul R. Sohmer
                                       -----------------------------------------
                                       Paul R. Sohmer, M.D.
                                       President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
   NO.    DESCRIPTION
-------   -----------
99.1      Press release issued by the registrant on October 2, 2000.

99.2      Securities Purchase Agreement, dated September 26, 2000, by and among
          TriPath Imaging, Inc., Roche International Ltd. and Certain
          Stockholders of TriPath.